                               GUARDIAN PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                                                    NMAAR1101298

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          AMT Guardian Portfolio
   PORTFOLIO MANAGERS KEVIN RISEN AND RICK WHITE FOCUS ON "FIRST RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH-QUALITY WALL STREET "ORPHANS", THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.
   We are pleased to report that in its first complete year of operations, the AMT Guardian Portfolio outperformed the S&P 500* and doubled the Russell 1000 Value Index's* return. We are particularly proud that our bottom-up value discipline excelled in a market that clearly favored growth strategies.
   It was an up and down and then up again year for the portfolio. Strong first-half returns were eroded in the third quarter as global economic weakness and a worldwide financial and credit market meltdown punished our cyclical and financial stock holdings. Financial stocks (banks, broker/asset managers, and insurance companies) rebounded strongly in the fourth quarter as the investor hysteria triggered by the collapse of the Russian ruble and the Long Term Capital Management fiasco subsided. Technology-oriented cyclical stocks like semiconductor and semiconductor equipment manufacturers also rallied as demand for PCs and more sophisticated computer systems exceeded consensus estimates. Our healthcare holdings, primarily HMOs, contributed to strong fourth quarter returns after being market laggards through the first three quarters. Cyclical companies in the basic materials and non-technology capital goods sectors never fully recovered from third quarter declines and in general, restrained portfolio returns. Although the short term earnings picture for industrial cyclicals remains cloudy, we believe much of the bad news is discounted in severely depressed stock prices.
   The AMT Guardian portfolio reflects our value discipline. At the close of this reporting period, the portfolio traded at approximately 19 times our 1999 earnings estimates. This compares to the S&P 500's multiple of about 24 times 1999 earnings forecasts. Although we can't be certain our earnings estimates will prove accurate, we believe our portfolio holdings' average earnings growth will compare favorably with that of the S&P this year.
   Of course, this does not necessarily imply we will once again beat this widely followed market benchmark. Interestingly, S&P earnings only grew by 2-3% in 1998, while the Index rose 28.5%. This "excess" return can be attributed to price/earnings multiple expansion spawned by declining interest rates. We doubt we will see the same kind of multiple expansion in the year ahead. That means stocks will be driven more by earnings in 1999. This leads us to valuations. It appears to us that the "mega-cap" growth stocks that have been driving S&P 500 returns are priced as if mid- to high-teens earnings growth in 1999 is a sure thing, whereas our portfolio holdings are valued as if comparable earnings growth is a long shot. We think that ours is the more prudent approach.
   We are stock pickers, not economists or market timers. Having said this, we realize many shareholders are interested in our current market outlook. We will oblige with some brief comments. We believe that the U.S. economy has not collapsed. The Federal Reserve and central banks around the world have adopted monetary policies that should help stimulate global economic growth. We believe that inflation does not appear to be a threat and interest rates should remain relatively stable. Finally, merger and acquisition activity, which has been providing a strong tailwind for stocks, may intensify in the year ahead. All these factors are positive for equities. The wild cards are earnings and valuations. If earnings meet consensus expectations, the market can move higher. If earnings disappoint, we may see valuations shrink from their current lofty levels.
   Regardless of what the market has in store for us in the year ahead, we believe owning high-quality companies trading at discounted valuations will continue to be a rewarding investment strategy.

Sincerely,

/s/ Kevin Risen                          /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*The  S&P  500  Index  is  an   unmanaged  index  generally  considered  to   be
 representative of stock market activity. The Russell 1000-Registered Trademark-Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc.-Registered Trademark- and include reinvestment of all dividend and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings are subject to change. The Series is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

 Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Guardian Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         GUARDIAN PORTFOLIO       S&P 500
11/3/97                                             $10,000       $10,000
12/31/97                                            $10,520       $10,653
12/31/98                                            $13,851       $13,692
                             AVERAGE ANNUAL TOTAL RETURN(1)
                                         GUARDIAN PORTFOLIO    S&P 500(2)
1 YEAR                                              +31.67%       +28.52%
LIFE OF FUND                                        +32.20%       +31.14%

   Neuberger Berman Advisers Management Trust Guardian Portfolio-SM- (the "Fund") commenced operations on 11/3/97.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P 500 Index is an unmanaged index generally considered to be representative of overall stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described index.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $  74,220,545
      Receivable for Trust shares sold                    172,133
      Deferred organization costs (Note A)                  8,337
                                                    --------------
                                                       74,401,015
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                   256,740
      Accrued expenses                                     25,210
      Payable to administrator -- net (Note B)              7,078
                                                    --------------
                                                          289,028
                                                    --------------
NET ASSETS at value                                 $  74,111,987
                                                    --------------

NET ASSETS consist of:
      Par value                                     $       5,354
      Paid-in capital in excess of par value           75,474,002
      Accumulated undistributed net investment
       income                                             289,382
      Accumulated net realized losses on
       investment                                      (5,837,320)
      Net unrealized appreciation in value of
       investment                                       4,180,569
                                                    --------------
NET ASSETS at value                                 $  74,111,987
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                      5,354,093
                                                    --------------
NET ASSET VALUE, offering and redemption price per
  share                                                    $13.84
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $   653,772
                                                    ------------
    Expenses:
      Administration fee (Note B)                       108,862
      Shareholder reports                                28,899
      Custodian fees                                     10,000
      Amortization of deferred organization and
       initial offering expenses (Note A)                 2,119
      Trustees' fees and expenses                         1,748
      Legal fees                                            986
      Auditing fees                                         573
      Registration and filing fees                           29
      Miscellaneous                                         551
      Expenses from Series (Notes A & B)                259,558
                                                    ------------
        Total expenses                                  413,325
      Expenses reimbursed by administrator and
       reduced by custodian fee expense offset
       arrangement (Note B)                             (50,452)
                                                    ------------
        Total net expenses                              362,873
                                                    ------------
        Net investment income                           290,899
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM SERIES (NOTE A)
    Net realized loss on investment securities       (7,712,707)
    Net realized gain on financial futures
     contracts                                        1,876,576
    Change in net unrealized appreciation of
     investment securities and financial futures
     contracts                                        4,162,581
                                                    ------------
        Net loss on investments from Series (Note
        A)                                           (1,673,550)
                                                    ------------
        Net decrease in net assets resulting from
        operations                                  $(1,382,651)
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                           Period from
                                                           November 3,
                                                              1997
                                                          (Commencement
                                                               of
                                              Year         Operations)
                                              Ended            to
                                          December 31,    December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    290,899    $        459
    Net realized loss on investments
      from Series (Note A)                  (5,836,131)         (1,189)
    Change in net unrealized
      appreciation of investments from
      Series (Note A)                        4,162,581          17,988
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from operations      (1,382,651)         17,258
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (1,976)             --
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold              109,277,613         550,096
    Proceeds from reinvestment of
      dividends                                  1,976              --
    Payments for shares redeemed           (34,350,295)            (34)
                                          -----------------------------
    Net increase from Trust share
      transactions                          74,929,294         550,062
                                          -----------------------------
NET INCREASE IN NET ASSETS                  73,544,667         567,320
NET ASSETS:
    Beginning of year                          567,320              --
                                          -----------------------------
    End of year                           $ 74,111,987    $    567,320
                                          -----------------------------
    Accumulated undistributed net
      investment income at end of year    $    289,382    $        459
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                     7,993,108          53,906
    Issued on reinvestment of dividends            162              --
    Redeemed                                (2,693,080)             (3)
                                          -----------------------------
    Net increase in shares outstanding       5,300,190          53,903
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Guardian Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Fund had no operations until November 3, 1997, other than matters relating to its organization and registration as a series of the Trust. The Trust is currently comprised of seven separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Guardian Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($4,490,172, expiring in 2006, determined as of December 31, 1998), it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Guardian Portfolio

5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized by the Fund on a straight-line basis over a five-year period. At December 31, 1998, the unamortized balance of such expenses amounted to $8,337.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets (the "Expense Limitation"). This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1998, such excess expenses amounted to $50,071. The Fund has agreed to repay Management through December 31, 1999, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $309 and $72.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1998, additions and reductions in the Fund's investment in its Series amounted to $102,739,538 and $27,803,723, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Guardian Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(2)

                                                             Period from
                                           Year Ended    November 3, 1997(3)
                                          December 31,     to December 31,
                                              1998              1997
                                          ----------------------------------
Net Asset Value, Beginning of Year           $10.52            $10.00
                                          ----------------------------------
Income From Investment Operations
    Net Investment Income                       .11               .01
    Net Gains or Losses on Securities
 (both realized and unrealized)                3.22(4)            .51
                                          ----------------------------------
      Total From Investment Operations         3.33               .52
                                          ----------------------------------
Less Distributions
    Dividends (from net investment
 income)                                       (.01)               --
                                          ----------------------------------
Net Asset Value, End of Year                 $13.84            $10.52
                                          ----------------------------------
Total Return(5)                              +31.67%            +5.20%(6)
                                          ----------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
 millions)                                   $ 74.1            $  0.6
                                          ----------------------------------
    Ratio of Gross Expenses to Average
 Net Assets(7)                                 1.00%             1.06%(8)
                                          ----------------------------------
    Ratio of Net Expenses to Average Net
 Assets(9)                                     1.00%             1.00%(8)
                                          ----------------------------------
    Ratio of Net Investment Income to
 Average Net Assets                             .80%              .98%(8)
                                          ----------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Guardian Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
5) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
6) Not annualized.
7) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
8) Annualized.
9) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                      Period from
                                                  Year Ended       November 3, 1997
                                                 December 31,       to December 31,
                                                     1998                1997
------------------------------------------------------------------------------------
Net Expenses                                            1.14%                30.06%
                                                 -----------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

   We have audited the accompanying statement of assets and liabilities of Guardian Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio of Neuberger Berman Advisers Management Trust at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------
          AMT Guardian Investments

  Number                                      Market
of Shares                                    Value(1)
----------                                  -----------
            COMMON STOCKS (73.8%)
AGRICULTURE (0.9%)
    10,600  Potash Corp. of Saskatchewan    $   677,075
                                            -----------
AUTOMOTIVE (7.4%)
    31,700  Cabot Corp.                         885,619
    35,000  General Motors                    2,504,687
    14,800  Lear Corp.                          569,800(2)
    44,900  LucasVarity PLC ADR               1,504,150
                                            -----------
                                              5,464,256
                                            -----------
BANKING (6.5%)
    14,400  Bank One                            735,300
    11,100  BankAmerica Corp.                   667,387
    27,600  BankBoston Corp.                  1,074,675
    34,700  Chase Manhattan                   2,361,769
                                            -----------
                                              4,839,131
                                            -----------
CAPITAL GOODS (1.1%)
    45,000  Republic Services                   829,687(2)
                                            -----------
CONSUMER GOODS & SERVICES (4.2%)
    73,400  Cendant Corp.                     1,399,187(2)
    17,000  Kimberly-Clark                      926,500
     6,700  Xerox Corp.                         790,600
                                            -----------
                                              3,116,287
                                            -----------
ENERGY (0.6%)
    21,000  Conoco Inc.                         438,375(2)
                                            -----------
FINANCIAL SERVICES (14.4%)
    27,000  Associates First Capital          1,144,125
    23,500  Capital One Financial             2,702,500
     5,900  Citigroup Inc.                      292,050
    66,000  Conseco, Inc.                     2,017,125
    45,000  Countrywide Credit Industries     2,258,437
    23,500  Hartford Financial Services
            Group                             1,289,563
    14,000  Morgan Stanley Dean Witter          994,000
                                            -----------
                                             10,697,800
                                            -----------
FOOD & TOBACCO (3.3%)
     9,000  McDonald's Corp.                    689,625
    33,100  Philip Morris                     1,770,850
                                            -----------
                                              2,460,475
                                            -----------
HEALTH CARE (8.7%)
    20,600  Aetna Inc.                        1,619,675
    13,100  American Home Products              737,694

  Number                                      Market
of Shares                                    Value(1)
----------                                  -----------
    15,000  PacifiCare Health Systems
            Class B                         $ 1,192,500(2)
    20,000  Tenet Healthcare                    525,000(2)
    27,000  Wellpoint Health Networks         2,349,000(2)
                                            -----------
                                              6,423,869
                                            -----------
INDUSTRIAL GOODS & SERVICES (4.5%)
     9,000  Amerada Hess                        447,750
    22,200  Lyondell Chemical                   399,600
    27,000  Millennium Chemicals                536,625
     9,000  Mobil Corp.                         784,125
    11,200  Texaco, Inc.                        592,200
    12,000  Waste Management                    559,500
                                            -----------
                                              3,319,800
                                            -----------
INSURANCE (1.6%)
    12,000  Allstate Corp.                      463,500
    14,300  Nationwide Financial Services       739,131
                                            -----------
                                              1,202,631
                                            -----------
RETAIL (2.6%)
    40,000  Furniture Brands International    1,090,000(2)
    17,500  Payless ShoeSource                  829,063(2)
                                            -----------
                                              1,919,063
                                            -----------
TECHNOLOGY (11.3%)
    14,000  3Com Corp.                          627,375(2)
    10,500  Applied Materials                   448,219(2)
    31,000  Compaq Computer                   1,300,063
    12,100  Hewlett-Packard                     826,581
     4,100  IBM                                 757,475
    14,000  Micron Technology                   707,875
     5,200  Oracle Corp.                        224,250(2)
    36,000  Rational Software                   954,000(2)
    10,000  Sun Microsystems                    856,250(2)
    20,000  Teradyne, Inc.                      847,500(2)
    10,000  Texas Instruments                   855,625(2)
                                            -----------
                                              8,405,213
                                            -----------
TELECOMMUNICATIONS (4.5%)
    10,700  Airtouch Communications             771,738(2)
    11,500  AT&T Corp.                          865,375
    24,200  MCI WorldCom                      1,736,350(2)
                                            -----------
                                              3,373,463
                                            -----------

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Guardian Investments

  Number                                      Market
of Shares                                    Value(1)
----------                                  -----------
TRANSPORTATION (2.2%)
    15,000  Continental Airlines Class B    $   502,500(2)
    22,000  Northwest Airlines                  562,375(2)
    10,000  US Airways Group                    520,000(2)
                                            -----------
                                              1,584,875
                                            -----------
            TOTAL COMMON STOCKS (COST
            $51,407,190)                     54,752,000
                                            -----------
Principal
  Amount
----------
            U.S. TREASURY SECURITIES
            (23.2%)
$17,360,000 U.S. Treasury Bills,
            4.35%-4.53%, due
            1/21/99-4/1/99 (COST
            $17,251,057)                     17,251,053
                                            -----------
            REPURCHASE AGREEMENTS (4.0%)
 2,940,000  State Street Bank and Trust
            Co. Repurchase Agreement,
            4.50%, due 1/4/99, dated
            12/31/98, Maturity Value
            $2,941,470, Collateralized by
            $2,140,000 U.S. Treasury
            Bonds, 8.50%, due 2/15/20
            (Collateral Value $3,029,771)
             (COST $2,940,000)                2,940,000(3)
                                            -----------
 Principal                                    Market
  Amount                                     Value(1)
----------                                  -----------
            SHORT-TERM INVESTMENTS (2.4%)
$1,816,366  N&B Securities Lending Quality
            Fund, LLC  (COST $1,816,366)    $ 1,816,366(3)
                                            -----------
            TOTAL INVESTMENTS (103.4%)
            (COST $73,414,613)               76,759,419(4)
            Liabilities, less cash,
            receivables and other assets
            [(3.4%)]                         (2,538,873)
                                            -----------
            TOTAL NET ASSETS (100.0%)       $74,220,546
                                            -----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Guardian Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 1998, the cost of investments for Federal income tax purposes was $73,925,999. Gross unrealized appreciation of investments was $5,707,334 and gross unrealized depreciation of investments was $2,873,914, resulting in net unrealized appreciation of $2,833,420, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Guardian Investments

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $  76,759,419
      Cash                                                  5,163
      Receivable for securities sold                       72,323
      Dividends and interest receivable                    57,637
      Receivable for variation margin (Note A)             40,800
      Deferred organization costs (Note A)                 10,852
      Prepaid expenses and other assets                       708
                                                    --------------
                                                       76,946,902
                                                    --------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                         1,816,366
      Payable for securities purchased                    851,002
      Payable to investment manager (Note B)               32,886
      Accrued expenses                                     26,102
                                                    --------------
                                                        2,726,356
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  74,220,546
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $  70,039,977
      Net unrealized appreciation in value of
       investment securities and financial futures
       contracts                                        4,180,569
                                                    --------------
NET ASSETS                                          $  74,220,546
                                                    --------------
*Cost of investments                                $  73,414,613
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Guardian Investments

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $   369,407
      Interest income                                   289,662
      Foreign taxes withheld (Note A)                    (5,297)
                                                    ------------
        Total income                                    653,772
                                                    ------------
    Expenses:
      Investment management fee (Note B)                199,662
      Custodian fees (Note B)                            40,953
      Accounting fees                                    10,000
      Auditing fees                                       2,743
      Amortization of deferred organization and
       initial offering expenses (Note A)                 2,408
      Trustees' fees and expenses                         1,763
      Legal fees                                            796
      Insurance expense                                     166
      Miscellaneous                                       1,067
                                                    ------------
        Total expenses                                  259,558
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (381)
                                                    ------------
        Total net expenses                              259,177
                                                    ------------
        Net investment income                           394,595
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment securities
     sold                                            (7,712,707)
    Net realized gain on financial futures
     contracts (Note A)                               1,876,576
    Change in net unrealized appreciation of
     investment securities and financial futures
     contracts (Note A)                               4,162,581
                                                    ------------
        Net loss on investments                      (1,673,550)
                                                    ------------
        Net decrease in net assets resulting from
        operations                                  $(1,278,955)
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Guardian Investments

                                                           Period from
                                                           November 3,
                                                              1997
                                                          (Commencement
                                                               of
                                              Year         Operations)
                                              Ended            to
                                          December 31,    December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    394,595    $     (3,529)
    Net realized loss on investments        (5,836,131)         (1,189)
    Change in net unrealized
      appreciation of investments            4,162,581          17,988
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from operations      (1,278,955)         13,270
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                              102,739,538         550,450
    Reductions                             (27,803,723)            (34)
                                          -----------------------------
    Net increase in net assets resulting
      from transactions in investors'
      beneficial interests                  74,935,815         550,416
                                          -----------------------------
NET INCREASE IN NET ASSETS                  73,656,860         563,686
NET ASSETS:
    Beginning of year                          563,686              --
                                          -----------------------------
    End of year                           $ 74,220,546    $    563,686
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Guardian Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
 1) GENERAL: AMT Guardian Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. The Series had no operations until November 3, 1997, other than matters relating to its organization and registration as a series of Managers Trust. Managers Trust is currently comprised of seven separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
 2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
 3) FINANCIAL FUTURES CONTRACTS: The Series may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Series enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Series as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Series recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For Federal income tax purposes, the futures transactions undertaken by the Series may cause the Series to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Series. Also, the Series' losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Series' taxable income.
       At December 31, 1998, open positions in financial futures contracts were as follows:

                                                           UNREALIZED
    EXPIRATION          OPEN CONTRACTS          POSITION  APPRECIATION
    ---------------------------------------------------------------
     March 1999       48 S&P 500 Futures        Long      $835,763

       At December 31, 1998, the Series had deposited $1,000,000 U.S. Treasury Bills, 4.35%, due 4/1/99, in a segregated account to cover margin requirements on open financial futures contracts.

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Guardian Investments

 4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
 5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
 6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 7) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1998, the unamortized balance of such expenses amounted to $10,852.
 8) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
 9) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Series made securities loans to Neuberger Berman, LLC ("Neuberger"), the Series' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Series received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Series received income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended December 31, 1998, the Series lent securities to Neuberger. Effective June 1, 1998, the Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At December 31, 1998, the value of the securities loaned and the value of the collateral were $1,780,750 and $1,816,366, respectively.

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Guardian Investments

10) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Incorporated ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $309 and $72.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1998, there were purchase and sale transactions (excluding short-term securities and financial futures contracts) of $117,614,984 and $58,980,000, respectively.
   During the year ended December 31, 1998, brokerage commissions on securities transactions amounted to $158,418, of which Neuberger received $77,154, and other brokers received $81,264.
   In addition, Neuberger's share of the total interest income earned for the year ended December 31, 1998, from the collateralization of securities loaned to or through Neuberger was $0.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Guardian Investments

                                                             Period from
                                           Year Ended    November 3, 1997(1)
                                          December 31,     to December 31,
                                              1998              1997
                                          ----------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           .71%              9.59%(3)
                                          ----------------------------------
    Net Expenses                                .71%              9.53%(3)
                                          ----------------------------------
    Net Investment Income (Loss)               1.09%             (7.55%)(3)
                                          ----------------------------------
Portfolio Turnover Rate                         197%                12%
                                          ----------------------------------
Net Assets, End of Year (in millions)         $74.2               $0.6
                                          ----------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Guardian Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Guardian Investments, one of the series constituting the Advisers Managers Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Guardian Investments of Advisers Managers Trust at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999